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                                                                EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITOR

        We consent to the incorporation by reference of our report dated August 25, 1997 with respect to the Consolidated Financial Statements of Koppers Australia Pty. Limited included in the 1996 Koppers Industries, Inc. Annual Report (Form 10-K) filed with the Securities and Exchange Commission.



                                                /s/ Ernst & Young


Sydney, Australia
December 22, 1997